Phoenix Series Fund


   Supplement dated October 21, 1998 to Prospectus dated February 27, 1998 as supplemented, February 27, 1998, April 8, 1998, May 1, 1998, and June 26, 1998


Effective as of the close of regular trading on the New York Stock Exchange on October 22, 1998, and until further notice, the Convertible Fund Series will not accept new investment accounts or additional investments.